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                                                                    EXHIBIT 13.1
                                                                    ------------

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002


     In connection with the annual report of Korea Thrunet Co., Ltd. (the "Company") on Form 20-F/A for the period ending December 31, 2004, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

     (1) the Report fully complies with the requirements of section 13(a) of the U.S. Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date: November 1, 2005                   By:    /s/ Soon-Yub Samuel Kwon
                                                  ------------------------------
                                              Name:  Soon-Yub Samuel Kwon
                                              Title: CEO



     Date: November 1, 2005                   By:    /s/ Young Whan Cho
                                                  ------------------------------
                                              Name:  Young Whan Cho
                                              Title: CFO


A signed original of this written statement required by Section 906 has been provided to Korea Thrunet Co., Ltd., and will be retained by Korea Thrunet Co., Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 even if the document with which it is submitted to the Securities and Exchange Commission is so incorporated by reference.